Reinsurance	12 Months Ended
Dec. 31, 2022
Reinsurance [Abstract]
Reinsurance	8. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2022	2021	2020
Direct insurance premiums and fee income	$13,479	$13,277	$13,159
Reinsurance assumed	102	97	101
Reinsurance ceded	(2,374)	(2,249)	(2,018)
Total insurance premiums and fee income	$11,207	$11,125	$11,242

Direct insurance benefits	$10,266	$10,491	$10,497
Reinsurance recoveries	(2,063)	(2,464)	(2,447)
Total benefits	$8,203	$8,027	$8,050

Direct market risk benefit (gain) loss	$(3,517)	$(4,011)	$-
Reinsurance ceded	3,814	2,457	-
Total market risk benefit (gain) loss	$296	$(1,554)	$-

Direct policyholder liability remeasurement (gain) loss	$3,284	$(164)	$-
Reinsurance ceded	(839)	45	-
Total policyholder liability remeasurement (gain) loss	$2,445	$(119)	$-

We and LLANY cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 26, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2022, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 21% of the mortality risk on newly issued life insurance contracts in 2022.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.

The amounts recoverable from reinsurers were $21.3 billion and $23.9 billion as of December 31, 2022 and 2021, respectively. Protective represents our largest reinsurance exposure following the sale of the individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston in 2018, which resulted in amounts recoverable from Protective of $9.4 billion and $11.5 billion as of December 31, 2022 and 2021, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $11.5 billion and $14.0 billion as of December 31, 2022 and 2021, respectively.

Effective October 1, 2021, we entered into a reinsurance agreement with Resolution Life to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.7 billion as of December 31, 2022 and 2021. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $4.1 billion as of December 31, 2022 and 2021. We recognized a realized gain of $635 million in the fourth quarter of 2021 for the coinsurance portion of the transaction upon the transfer of a portfolio of assets to Resolution Life.

Some portions of our annuity business have been reinsured on a modified coinsurance basis with other companies. In a modified coinsurance agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.

Effective October 1, 2018, we entered into one such modified coinsurance agreement with Athene to reinsure fixed annuity products, which resulted in a deposit asset of $3.8 billion and $5.0 billion as of December 31, 2022 and 2021, respectively, within other assets on the Consolidated Balance Sheets.

We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2022	2021
Fixed maturity AFS securities	$474	$744
Trading securities	2,644	3,399
Equity securities	60	54
Mortgage loans on real estate	487	739
Derivative investments	39	93
Other investments	42	227
Cash and invested cash	26	110
Accrued investment income	35	33
Other assets	2	5
Total	$3,809	$5,404

The portfolio was supported by $105 million of over-collateralization and a $117 million letter of credit as of December 31, 2022. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $25 million, $26 million and $29 million of the gain during 2022, 2021 and 2020, respectively.

See “Realized Gain (Loss)” in Note 21 for information on reinsurance-related embedded derivatives.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.6 billion and $2.2 billion as of December 31, 2022 and 2021, respectively. Swiss Re has funded a trust, with a balance of $710 million and $1.0 billion as of December 31, 2022 and 2021, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

The amounts recoverable from LNBAR were $2.2 billion and $1.9 billion as of December 31, 2022 and 2021, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.2 billion and $3.0 billion as of December 31, 2022 and 2021, respectively.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $315 million and $202 million as of December 31, 2022 and 2021, respectively. The increase was attributable to updates to policyholder behavior assumptions that impacted ceded reserves.